SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 September 23, 2003
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                                  NESTOR, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

          0-12965                                     13-3163744
 --------------------------             --------------------------------------
  (Commission file number)               (IRS employer identification number)


                        400 MASSASOIT AVENUE, SUITE 200
                      EAST PROVIDENCE, RHODE ISLAND 02914
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (401) 434-5522
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         ACTION BY BOARD OF DIRECTORS.
         -----------------------------

     On September 23, 2003, the Board of Directors (the "Board") of Nestor, Inc. (the "Company") voted at a meeting to amend the By-laws of the Company to provide that the number of directors of the Company shall be determined by resolution of the Board, but not more than seven nor less than three. At that meeting the Board also set the number of directors at seven and elected Dr. Albert H. Cox, Jr., Terry Fields and Susan A. Keller to the Board, to serve until their successors have been elected and qualified.

     A copy of the press release relating to the election described above is attached as Exhibit 99.1 and incorporated herein by reference.


         NEW DIRECTORS.
         --------------

     DR. ALBERT H. COX, JR. Dr. Cox, 71, has been a private investor for the last five years. Dr Cox. was the founder and President of Merrill Lynch Economics. He also served as an economic advisor to President Richard Nixon.

     TERRY FIELDS. Mr. Fields, 56, has been the Chief Financial Officer of Community Loans of America, Inc. since 1995. He previously served as Chief Financial Officer and interim Chief Executive Officer of Seibels Bruce Group.

     SUSAN A. KELLER. Ms. Keller, 42, a Partner at Edwards & Angell, LLP, has been practicing law since 1986, with an emphasis on mergers and acquisitions, private equity financing, senior and subordinated debt transactions and general corporate work.


         ADDITIONAL INVESTMENT BY SILVER STAR.
         -------------------------------------

     On October 15, 2003, the Company sold a $2,000,000 principal amount convertible note (the "Note")to Silver Star Partners I, LLC ("Silver Star"). The
note is due on January 15, 2004 and bears interest at the rate of 7% per year. The Company's obligations under the note may, at the Company's option, be satisfied, in whole or part, by issuing shares of the Company's common stock, par value $.01 ("Common Stock") to Silver Star. If the Company chooses to satisfy any of its obligations under the note by issuing shares of Common Stock, the conversion price will be the price to broker-dealers acting as underwriters or placement agents in the first registered public offering of such shares made after October 15, 2003 or, if no such offering is made before the maturity date of the Note, then the 20 day moving average closing price of the Common Stock during the first thirty day period starting on or after November 1, 2003 during which, in the Company's reasonable judgement, all material information about the Company has been publicly available less a 20% discount. The conversion price is subject to adjustment for stock splits, reverse stock splits or stock dividends.

     Silver Star owns 64.9% of the outstanding shares of Common Stock. Silver Star has the right to require the Company to register with the SEC Silver Star's resale of all shares of Common Stock that it owns, including any Common Stock issued in satisfaction of the Company's obligations under the Note as soon as practicable after Silver Star requests that registration. The Company is obligated to pay all expenses associated with that registration. The Company has other obligations in connection with that registration, including causing the registration statement filed to remain continuously effective until the distribution of shares covered by the registration statement is complete and indemnifying Silver Star from liabilities it may incur resulting from any untrue statement or omission of a material fact in the registration statement and related documents and from other liabilities related to the registration.

     Danzell Investment Management, Ltd. ("Danzell Investment Management") will receive a 3% finders fee, to be paid by the Company, in connection with the sale of the Note by the Company.

     William B. Danzell is the Chief Executive Officer of Nestor, Inc., the President of Danzell Investment Management and the Managing Director of Silver Star. Each of Robert M. Krasne, Stephen H. Marbut and David M. Jordan is a director of Nestor, and each is also an affiliate of Silver Star. The sale of the Note by the Company to Silver Star was approved unanimously by the directors of Nestor not affiliated with Silver Star.

     A copy of the press release relating to the transaction described above is attached as Exhibit 99.2 and incorporated herein by reference.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits:

             The following exhibits are filed as part of this report:

             Exhibit
             Number              Description
             -------             -----------
              3.1        Amended By-laws of Nestor, Inc.

             10.1        Convertible Note dated October 15, 2003
                         made by Nestor, Inc. to Silver Star Partners I, LLC.


             99.1 Press Release dated October 15, 2003 relating to the election of directors.


             99.2 Press Release dated October 15, 2003 relating to the Silver Star Note.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NESTOR, INC.
                                       (Registrant)



                                       By: /s/ Nigel P. Hebborn
                                          --------------------------------------
                                          Nigel P. Hebborn
                                          Treasurer and Chief Financial Officer


Dated:     October 17, 2003

                                  EXHIBIT INDEX
                                  -------------


 Exhibit Number         Description
 --------------         -----------
     10.1 Security Purchase Agreement dated July 31, 2003 between Nestor, Inc. and Laurus Master Fund, Ltd.

     10.2              Convertible Note dated July 31, 2003
                       made by Nestor, Inc. to Laurus Master Fund, Ltd.

     10.3 Registration Rights Agreement dated July 31, 2003 between Nestor, Inc. and Laurus Master Fund, Ltd.

     10.4 Common Stock Purchase Warrant dated July 31, 2003 issued by Nestor, Inc. to Laurus Master Fund, Ltd.

     10.5 Stock Pledge Agreement dated July 31, 2003 between Nestor Traffic Systems, Inc. and
                       Laurus Master Fund, Ltd.

     10.6 Pledge and Security Agreement dated July 31, 2003 between CrossingGuard, Inc. and Laurus Master Fund, Ltd.

     10.7 Guaranty dated July 31, 2003 by CrossingGuard, Inc. to Laurus Master Fund, Ltd.

     99.1              Press Release dated August 4, 2003.